UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

THE ST. PAUL TRAVELERS COMPANIES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE ST. PAUL TRAVELERS COMPANIES, INC.
2005 ANNUAL MEETING OF SHAREHOLDERS
IMPORTANT VOTING INSTRUCTIONS
FOR PARTICIPANTS IN CERTAIN EMPLOYEE PLANS
OF THE ST. PAUL TRAVELERS COMPANIES, INC.

Dear Participant,

As described in the proxy statement, the annual meeting of the shareholders of The St. Paul Travelers Companies, Inc. (the “Company”) will be held on May 3, 2005 at 10:00 a.m., Central Daylight Time, at the Company’s Corporate Headquarters, 385 Washington Street, St. Paul, MN 55102 (“Annual Meeting”). The purpose of the Annual Meeting is to consider and to vote upon the following matters:

•       To elect a Board of thirteen directors;

•       To ratify the selection of KPMG LLP as the independent registered public accounting firm of the Company for the 2005 fiscal year; and

•       To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Please read the proxy statement as it contains important information concerning these matters.

As a participant in one or more employee plans of the Company and its subsidiaries, you have the right to vote at the Annual Meeting shares of Company common stock and/or Series B preferred stock held in those plans for your account as of the record date, March 11, 2005. These plans are described below and include employee plans of the Company, The St. Paul Companies, Inc. (“St. Paul”) and Travelers Property Casualty Corp. (“Travelers”). Your right to vote shares and how those shares will be voted at the Annual Meeting depends on the terms of the plan(s) in which you participate.

Company Plan

Under The St. Paul Travelers Companies, Inc. 2004 Stock Incentive Plan (“2004 Plan”), you have the right to direct the plan administrator as to how to vote shares of Company common stock held in your name and/or account under the 2004 Plan.

Legacy St. Paul Plans

Under the St. Paul Stock Ownership Plan (which includes the Common Stock Fund, the Employee Stock Ownership Plan Fund (“ESOP Fund”), and the Preferred Stock Fund (which are referred to collectively as the “St. Paul Plans”)), you have the right to direct the trustees on how to vote the shares of Company stock credited to your account(s). Fidelity Management Trust Company (“Fidelity”) is the trustee of the Common Stock Fund and the Preferred Stock Fund, and U.S. Bank National Association (“U.S. Bank”) is the trustee of the ESOP Fund. Under the St. Paul 1994 Stock Incentive Plan (“1994 Plan”), you have the right to direct the plan administrator as to how to vote shares of Company common stock held in your name and/or account under the 1994 Plan.

Legacy Travelers Plans

Under the Travelers 401(k) Savings Plan and the Travelers Property Casualty Corp. 2002 Stock Incentive Plan (collectively, the “Travelers Plans”), you have the right to direct the trustee of the 401(k) Plan (State Street Bank and Trust Company) and the administrator of the Stock Incentive Plan as to how to vote shares of Company common stock held in your name and/or account under these Travelers Plans.

The enclosed proxy card will serve as a trustee and/or plan administrator instruction card for the 2004 Plan, St. Paul Plans and the Travelers Plans that you may use to give voting instructions to the applicable trustee or administrator. Alternatively, you may direct the applicable trustee or administrator on how to vote by using the same telephone or Internet voting procedures described on the enclosed proxy card. All voting instructions, whether by mail, telephone or Internet, must be received no later than 11:59 P.M. Eastern Time, April 29, 2005 in order to be processed in a timely manner. Your voting directions will be kept confidential.

If Automatic Data Processing, which is acting as the tabulating agent, does not receive your proxy card, or your instructions by telephone or Internet, by 11:59 P.M. Eastern Time, April 29, 2005, the following will occur:

Company Plan

•  Shares held in the 2004 Plan for which no voting directions are received by the administrator will not be voted.

Legacy St. Paul Plans

•       The Common Stock Fund:   Fidelity will not vote the shares of common stock credited to your account under the Common Stock Fund.

•       Preferred Stock Fund:   Fidelity will vote in its sole discretion the shares of Series B convertible preferred stock credited to your account under the Preferred Stock Fund. Fidelity will also vote in its sole discretion any shares of Series B convertible preferred stock not credited to participants’ accounts under the Preferred Stock Fund.

•       ESOP Fund:   U.S. Bank will not vote the shares of common stock credited to your account under the ESOP Fund.

•  1994 Plan:   Shares held in the 1994 Plan for which no voting directions are received by the plan administrator will not be voted.

Legacy Travelers Plans

•       Shares held in the Travelers Plans for which no voting directions are received by the applicable trustee or administrators will be voted in the same proportion as shares for which voting directions from other participants have been received by the applicable trustee or administrator.

The proxy card you received identifies the total number of shares you are entitled to vote within the 2004 Plan, the St. Paul Plans or Travelers Plans, as applicable. The total number of shares you are entitled to vote will be located near the top of the ballot on the right hand margin near the black arrow.

Questions regarding either the Travelers or St. Paul Plans should be directed to Tony Pepper at (860) 277-1129 or me at (651) 310-7916, respectively.

Sincerely,

Bruce A. Backberg
Corporate Secretary

To:  The St. Paul Travelers Companies, Inc. Employee Shareholders

You should have received the 2004 Annual Report of The St. Paul Travelers Companies, Inc. and the Proxy Statement, dated March 28, 2005, by an email with a link that allows you to view or download them online.  Please refer to these materials when voting your shares.

If you have not received the Annual Report and/or Proxy Statement, you may view or download them online at www.stpaultravelers.com in the Investor section.  You may also request paper copies by sending an e-mail to Bob Bradshaw in Hartford or Amy Tauzell in Saint Paul.  Please include your full name and mail code in the request.

Please mark your votes on the enclosed proxy card, then sign and return it in the envelope provided or follow the instructions for telephonic or Internet voting set forth on the proxy card.